UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 24, 2009
Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4171 (Commission File Number)	38-0710690 (IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 24, 2009, the Board of Directors approved amendments to Kellogg’s Bylaws. The following is a summary of the principal amendments:
(1) Amended Article II, Section 4 to clarify that the advance notice periods in the Bylaws are not extended as a result of an adjournment or postponement of a shareowner meeting.
(2) Amended Article II, Section 8 to clarify the determination of the record date for shareowner meetings.
(3) Amended Article II, Section 10 to clarify the rules applicable to the conduct of shareowner meetings.
(4) Amended Article II, Sections 11 and 12 and added Article II, Section 13 to clarify and update the process, timing and procedures for shareowners to nominate an individual for election to the Board or to propose other business to be considered at an annual or special meeting of shareowners. For example, the amended sections provide that the notice required to be submitted by a shareowner for either director nominations or other business must (a) disclose, among other things, all swaps, hedges and other derivative instruments and arrangements entered into, directly or indirectly, by the shareowner or any of its controlled affiliates, and all contracts, arrangements, understandings and relationships with respect to the shareowner’s investment in Kellogg, including with other shareowners, potential investors in Kellogg and potential transaction advisers such as financial advisers, legal counsel and proxy solicitation firms, and (b) with respect to annual meetings, be delivered to the Secretary no fewer than 90 days nor more than 120 days before the date on which Kellogg first mailed its proxy materials for the prior year’s annual meeting of shareowners. The period for submitting such notice for Kellogg’s 2010 annual meeting of shareowners is November 11, 2009 through December 11, 2009.
(5) Amended Article XI to reflect Kellogg’s current accounting practice with respect to the determination of its fiscal year.
(6) Added Article XIII, Section 3 regarding reliance upon books, records and reports.
(7) Added Article XIII, Section 4 regarding the calculation of time periods contained in the Bylaws.
(8) Amended Article XV, Sections 1 and 3 to clarify that the indemnification and advancement rights of directors, officers, employees and agents of Kellogg vest at the time that person is elected or appointed and no amendment, modification or repeal of Article XV can affect such rights.
The Board also made certain technical and conforming amendments to the Bylaws.
The foregoing description of the amendments is not complete and is qualified in its entirety by reference to Kellogg’s Bylaws, as amended, a copy of which is attached hereto as Exhibit 3.1 to this report and is incorporated herein by reference.

Item 8.01. Other Events.
The Description of Securities attached hereto as Exhibit 99.1 and incorporated herein by reference updates and supersedes the description contained in Item 14 of Kellogg’s Application for Registration of Securities on a National Securities Exchange on Form 10 dated March 20, 1959 filed with the Commission (File No. 1-4171) under the Securities Exchange Act of 1934, including any prior amendment or any prior report filed for the purpose of updating such description.
Item 9.01. Financial Statements and Exhibits.

Exhibit 3.1	Bylaws of Kellogg Company

Exhibit 99.1	Description of Securities

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
Date: April 27, 2009	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel,
Corporate Development and Secretary

EXHIBIT INDEX

Exhibit 3.1	Bylaws of Kellogg Company

Exhibit 99.1	Description of Securities